UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2015

CAREVIEW COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 State Highway 121, Suite B-240, Lewisville, TX 75067

(Address of principal executive offices and Zip Code)

(972) 943-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

Page

Item 1.01	Entry into a Material Definitive Agreement	3

Item 8.01	Other Events	3

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Item 1.01 Entry into a Material Definitive Agreement

As previously reported by CareView Communications, Inc. (the "Company") in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on April 27, 2011, the Company entered into a Note and Warrant Purchase Agreement dated April 21, 2011 (the "Purchase Agreement") with HealthCor Partners Fund, LP (“HealthCor Partners”) and HealthCor Hybrid Offshore Master Fund, LP (“HealthCor Hybrid” and, together with HealthCor Partners, the “HealthCor Parties”). As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2014, on December 15, 2014, the Company entered into a Fifth Amendment to Note and Warrant Purchase Agreement (the "Fifth Amendment") with the HealthCor Parties and certain additional investors party thereto (such additional investors, the "New Investors" and, collectively with the HealthCor Parties, the "Investors").

On February 17, 2015, the Company and the Investors closed on the transactions contemplated by the Fifth Amendment. In connection with this closing and as previously described in the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2014, the Company and the Investors entered into an Amended and Restated Pledge and Security Agreement (the “Amended Security Agreement”), amending and restating that certain Pledge and Security Agreement dated as of April 20, 2011, and an Amended and Restated Intellectual Property Security Agreement (the “Amended IP Security Agreement”), amending and restating that certain Intellectual Property Security Agreement dated as of April 20, 2011.

The information called for by this item that is contained in Item 2.03 of the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2014 is incorporated herein by reference. The foregoing descriptions of the Amended Security Agreement, the Amended IP Security Agreement and the other transaction documents relating thereto are qualified, in their entirety, by reference to each such agreement, copies of which are attached as exhibits to the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2014 and incorporated herein by reference.

Item 8.01 Other Events

On February 17, 2015, the Company and the Investors closed on the transactions contemplated by the Fifth Amendment, with the Investors purchasing from the Company, in aggregate, (i) notes in the initial aggregate principal amount of $6,000,000,with a conversion price per share equal to $0.52 (subject to adjustment as described therein) and a maturity date of February 16, 2025 (the "Fifth Amendment Supplemental Closing Notes") and (ii) warrants to purchase an aggregate of up to 3,692,307 shares of the Company’s common stock at an exercise price per share equal to $0.52 (subject to adjustment as described therein) and an expiration date of February 17, 2025 (the "Fifth Amendment Supplemental Warrants"). The New Investors included one of our officers and all but one of our current directors. Of the total amount of Fifth Amendment Supplemental Closing Notes and Fifth Amendment Supplemental Warrants issued and sold by the Company pursuant to the Fifth Amendment, such directors and officer purchased, in aggregate, Fifth Supplemental Closing Notes in the initial aggregate principal amount of $2,850,000 and Fifth Amendment Supplemental Warrants to purchase an aggregate of up to 1,753,845 shares of the Company’s common stock.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2015	CAREVIEW COMMUNICATIONS, INC.

	By:	/s/ Steven G. Johnson
Steven G. Johnson
Chief Executive Officer

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